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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 APRIL 16, 2002
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                Date of Report (Date of earliest event reported)




                            REPUBLIC BANCSHARES, INC.
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             (Exact Name of registrant as specified in its charter)

         FLORIDA                        0-27652               59-3347653
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(State or other jurisdiction)         (Commission            (IRS Employer
                                      File Number)          identification No.)

                             111 SECOND AVENUE N.E.
                            ST. PETERSBURG, FL 33701
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code (727)-823-7300


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          (Former name or former address, if changed since last report)


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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 16, 2002, the Board of Directors of Republic Bancshares, Inc. (the "Company") and its banking subsidiary Republic Bank, upon the recommendation of its Audit Committee, determined that it would not engage Arthur Andersen LLP, its independent public accountant for 2001, as the Company's independent public accountant for 2002. The Board of Directors authorized the Audit Committee and management to commence a selection process for a new independent public accountant.

         The report of Arthur Andersen LLP on the consolidated financial statements of the Company for each of the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and December 31, 2000, and the interim period between December 31, 2001 and April 16, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2001 and December 31, 2000, and the interim period between December 31, 2001 and April 16, 2002, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

         The Company requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of the letter furnished by Arthur Andersen LLP in response to that request is attached as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         EXHIBIT
         NUMBER         DESCRIPTION OF EXHIBIT
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         16.1           Letter of Arthur Andersen LLP regarding change in
                        certifying accountant.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     REPUBLIC BANCSHARES, INC.


ate:    APRIL 23, 2002               By: /s/William R. Falzone
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                                            William R. Falzone
                                            Treasurer (principal financial and
                                            accounting officer)